Exhibit 99.2

Comstock Inc. Prices $50 Million Upsized and Oversubscribed Public Offering of Common Stock

VIRGINIA CITY, NEVADA, January 28, 2026 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”), today announced that it has priced its previously announced underwritten public offering of 18,181,819 shares of its common stock. All of the shares of common stock in the offering are to be sold by Comstock. The gross proceeds to the Company from this offering are expected to be approximately $50 million before deducting underwriting discounts and commissions and other offering expenses. The Company has granted the underwriter a 30-day option to purchase up to an additional 2,727,272 shares of common stock to cover over-allotments, if any, at the per share public offering price, less underwriting discounts and commissions. The offering is being led by the Company’s largest existing shareholders and several new institutional investors.

“We are pleased to have the continued support of leading institutional investors,” said Corrado De Gasperis, Executive Chairman and CEO of Comstock. “Momentum in the end-of-life solar panel market is exceeding expectations, with growing demand for our recycling and refining solutions, particularly for the domestic recovery of silver and other critical and precious metals. This capital strengthens our ability to accelerate execution and scale our platform.”

The Company intends to use the net proceeds from this offering to fund capital expenditure requirements for Comstock Metals LLC related to its second industry-scale facility, the development of a refining process and solution, accelerated site selections and Metals market growth, with any remainder to be used for general corporate purposes. The offering is expected to close on January 30, 2026, subject to customary closing conditions.

Titan Partners, a division of American Capital Partners, is acting as the sole bookrunner for the offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-291705) (including a base prospectus) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 21, 2025, and declared effective on December 10, 2025. The offering is being made only by means of a preliminary prospectus supplement and a final prospectus supplement and the accompanying base prospectus that form a part of the registration statement. Before investing, prospective investors should read the preliminary prospectus supplement, the accompanying base prospectus and the documents incorporated by reference therein for more complete information about the Company and the offering. These documents, including the preliminary prospectus supplement relating to the offering, are available for free on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement, when available, and the accompanying base prospectus relating to the offering may be accessed for free on the SEC’s website at www.sec.gov or obtained by contacting Titan Partners Group LLC, a division of American Capital Partners, LLC, 4 World Trade Center, 49th Floor, New York, NY 10007, by phone at (929) 833-1246 or by email at prospectus@titanpartnersgrp.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies, systems and supply chains that enable, support and sustain clean energy systems by efficiently, effectively, and expediently extracting and converting under-utilized natural resources into reusable metals, like silver, aluminum, gold, and other critical minerals, primarily from end-of-life photovoltaics. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

Judd B. Merrill, Chief Financial Officer

Tel (775) 413-6222

ir@comstockinc.com

For media inquiries:

Zach Spencer, Director of External Relations

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “forecast,” “seek,” “target,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: expectations regarding the completion of the proposed securities offering, future market conditions; future explorations or acquisitions, divestitures, spin-offs or similar distribution transactions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; and future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: sales of, and demand for, our products, services, and/or properties; industry market conditions, including the volatility and uncertainty of commodity prices; the speculative nature, costs, regulatory requirements, and hazards of natural waste resource identification, exploration, development, availability, recycling, extraction, processing, and refining activities, including operational or technical difficulties, and risks of diminishing quantities or insufficiency of grades of qualified resources;; changes in our planning, exploration, research and development, production, and operating activities; research and development, exploration, production, operating, and other variable and fixed costs; throughput rates, margins, earnings, debt levels, contingencies, taxes, capital expenditures, net cash flows, and growth; restructuring activities, including the nature and timing of restructuring charges and the impact thereof; employment and contributions of personnel, including our reliance on key management personnel; the costs and risks associated with developing new technologies; our ability to commercialize existing and new technologies; the impact of new, emerging, and competing technologies on our business; the possibility of one or more of the markets in which we compete being impacted by political, legal, and regulatory changes, or other external factors over which we have little or no control; the effects of mergers, consolidations, and unexpected announcements or developments from others; the impact of laws and regulations, including permitting and remediation requirements and costs; changes in or elimination of laws, regulations, tariffs, trade, or other controls or enforcement practices, including the potential that we may not be able to comply with applicable regulations; changes in generally accepted accounting principles; adverse effects of climate changes, natural disasters, and health epidemics, such as the COVID-19 outbreak; global economic and market uncertainties, changes in monetary or fiscal policies or regulations, the impact of terrorism and geopolitical events, volatility in commodity and/or other market prices, and interruptions in delivery of critical supplies, equipment and/or raw materials; assertion of claims, lawsuits, and proceedings against us; potential inability to satisfy debt and lease obligations, including because of limitations and restrictions contained in the instruments and agreements governing our indebtedness; our ability to raise additional capital and secure additional financing; interruptions in our production capabilities due to equipment failures or capital constraints; potential dilution from stock issuances, recapitalization, and balance sheet restructuring activities; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to maintain the listing of our securities on any securities exchange or market; and our ability to implement additional financial and management controls, reporting systems and procedures and comply with Section 404 of the Sarbanes-Oxley Act, as amended. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.